UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

WRIGHT MEDICAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5677 Airline Road,
Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 867-9971

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 FORM OF EXECUTIVE STOCK OPTION AGREEMENT
EX-10.2 FORM OF NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
EX-10.3 EMPLOYMENT AGREEMENT JOHN K. BAKEWELL
EX-10.4 EMPLOYMENT AGREEMENT R. GLEN COLEMAN
EX-10.5 EMPLOYMENT AGREEMENT JEFFREY G. ROBERTS
EX-10.6 SEVERANCE AND RELEASE AGREEMENT BRIAN T. ENNIS

Item 1.01. Entry into a Material Definitive Agreement.

Stock Option Agreements

On April 21, 2005, the Compensation Committee of our Board of Directors adopted revised forms of stock option agreements for awards of stock options granted to our executive officers and directors under the 1999 Equity Incentive Plan, as amended (the “Equity Plan”). The changes in the forms of stock option agreements are intended to make the agreements compliant with the provisions of Section 409A of the Internal Revenue Code added as part of the American Jobs Creation Act of 2004 and the final regulations applicable to incentive stock options issued by the U.S. Department of the Treasury in August 2004. The changes to the forms of stock option agreements affect (1) the definition of the term “change in control” for purposes of the acceleration of stock option vesting, (2) the exercise of stock options following the termination of a participant’s employment without cause or upon a participant’s death, and (3) the adjustment of stock options on account of extraordinary corporate events and changes in applicable law and circumstances. The revised forms of stock option agreements are effective for stock options granted to executive officers and directors on or after April 1, 2005. Copies of the forms of Executive Stock Option Agreement and Non-Employee Director Stock Option Agreement are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Employment Agreements

On April 25, 2005, we entered into new employment agreements with the following executive officers: John K. Bakewell, Executive Vice President and Chief Financial Officer; R. Glen Coleman, President – U.S. Sales and Marketing; and Jeffrey G. Roberts, Senior Vice President and Chief Technology Officer. The principal terms and conditions of their employment agreements are summarized below.

     Term. The agreements were entered into effective as of April 1, 2005, and will expire on March 31, 2006.

     Base Salary. Each agreement establishes the initial annual base salary of the executive officer and provides that the Compensation Committee will review his compensation at least once per year and will make such increases in his base salary as are merited based on the executive officer’s performance and are consistent with our compensation policies. The initial base salaries of the executive officers are set forth below.

Initial
Name	Base Salary
John K. Bakewell	$235,000
R. Glen Coleman	247,000
Jeffrey G. Roberts	225,000

     Performance Incentive Bonus. The agreements provide that the executive officers are eligible to receive an annual performance incentive bonus pursuant to the Executive Performance Incentive Plan depending on whether, and to what extent, certain performance goals established by the Compensation Committee for such year have been achieved.

     Long-Term Incentive Awards. Pursuant to the agreements, the executive officers are eligible to receive stock options and other long-term, equity-based incentive awards granted under the Equity Plan and any other plan administered by the Compensation Committee.

     Restrictive Covenants. The agreements impose on the executive officers customary restrictive covenants prohibiting their disclosure of our confidential information, requiring them to assign to us any intellectual property developed in connection with their employment, and prohibiting them from competing and interfering with our business. The non-competition and non-interference covenants extend for a period following the termination of employment that is coterminous with the period with respect to which the executive officer receives post-employment pay and benefits from us.

     Termination. The agreements allow us to terminate the employment of the executive officers in the event of their disability, for “cause” (as defined), and without cause. The agreements provide for up to 24 months of post-employment pay and benefits depending on the nature of the termination. The period of post-employment pay and benefits for termination with and without cause is determined at our sole discretion. The executive officer’s right to receive post-employment pay and benefits is subject to his compliance with the non-competition and non-interference covenants contained in the agreement.

     Change in Control. The agreements provide that if the executive officer becomes entitled to post-employment pay and benefits as a result of a change in control, or if the vesting of unvested stock options and other awards granted to the executive officer under the Equity Plan or otherwise is accelerated as a result of a change in control, we will be obligated to make to the executive officer a “gross-up payment” equal to an amount such that after he pays all taxes (including any excise tax imposed by Section 4999 of the Internal Revenue Code) imposed on the gross-up payment, the executive officer will retain an amount of the gross-up payment equal to the excise tax imposed on the total amount of all payments made to him or for his benefit pursuant to the agreement, his stock option or other award agreements, or otherwise as a result of the termination or his employment or the change in control.

Copies of the employment agreements of Messrs. Bakewell, Coleman and Roberts are attached to this report as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Severance and Release Agreement

On April 25, 2005, we entered into a severance and release agreement with Brian T. Ennis, our former President – International. Pursuant to the agreement, Mr. Ennis resigned from his position as an executive officer and became an Assistant to the President as of April 1, 2005, and his employment will terminate on July 31, 2005. The agreement provides that, in exchange for certain releases and covenants by Mr. Ennis, we will provide to him as severance, with respect to a period of 12 months after termination, (a) his former base salary and (b) premiums for continuation coverage under our group medical, dental and vision insurance plans pursuant to COBRA. Mr. Ennis also will be entitled to receive professional outplacement services. The agreement supersedes and terminates Mr. Ennis’ employment agreement dated February 8, 2005. A copy of the severance and release agreement is attached to this report as Exhibit 10.6 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On April 25, 2005, we superseded and terminated the employment agreement dated February 8, 2005, with Brian T. Ennis, our former President – International, when we entered into a severance and release agreement with him. The information set forth in Item 1.01 of this report under the caption “Severance and Release Agreement” is incorporated herein by reference. A copy of the severance and release agreement is attached to this report as Exhibit 10.6 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
10.1	Form of Executive Stock Option Agreement pursuant to the Equity Plan.

10.2	Form of Non-Employee Director Stock Option Agreement pursuant to the Equity Plan.

10.3	Employment Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and John K. Bakewell.

10.4	Employment Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and R. Glen Coleman.

10.5	Employment Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and Jeffrey G. Roberts.

10.6	Severance and Release Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and Brian T. Ennis.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

WRIGHT MEDICAL GROUP, INC.
By:	/s/ Laurence Y. Fairey
Laurence Y. Fairey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Executive Stock Option Agreement pursuant to the Equity Plan.

10.2	Form of Non-Employee Director Stock Option Agreement pursuant to the Equity Plan.

10.3	Employment Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and John K. Bakewell.

10.4	Employment Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and R. Glen Coleman.

10.5	Employment Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and Jeffrey G. Roberts.

10.6	Severance and Release Agreement dated as of April 1, 2005, between Wright Medical Technology, Inc. and Brian T. Ennis.